MuniEnhanced
                                                                Fund, Inc.

                               [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance


                                                                Annual Report
                                                                January 31, 1999

                             MuniEnhanced Fund, Inc.

The Benefits and Risks of Leveraging

MuniEnhanced Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses on invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                                       MuniEnhanced Fund, Inc., January 31, 1999

TO OUR SHAREHOLDERS

For the year ended January 31, 1999, the Common Stock of MuniEnhanced Fund, Inc. earned $0.664 per share income dividends, which included earned and unpaid dividends of $0.056. This represents a net annualized yield of 5.51%, based on a month-end net asset value of $12.06 per share. Over the same period, the total investment return on the Fund's Common Stock was +7.38%, based on a change in per share net asset value from $12.38 to $12.06 and assuming reinvestment of $0.859 per share ordinary income dividends and $0.307 per share capital gains distributions.

For the six months ended January 31, 1999, the total investment return on the Fund's Common Stock was +5.90%, based on a change in per share net asset value from $12.20 to $12.06, and assuming reinvestment of $0.528 per share ordinary income dividends and $0.307 per share capital gains distributions.

For the six-month period ended January 31, 1999, the Fund's Preferred Stock had an average dividend yield as follows: Series A, 3.14%; Series B, 3.67%; and Series C, 3.24%.

The Municipal Market Environment

During the six months ended January 31, 1999, long-term bond yields moved significantly lower. US domestic economic growth remained moderate, with losses in the manufacturing sector offset by strong growth in service-oriented industries. Industrial commodity prices recently fell to their lowest level in over a decade. This suggests that the current positive inflationary environment is unlikely to be challenged in the near term. During the six-month period ended January 31, 1999, the yield on the US Treasury 30-year bond fell over 60 basis points (0.60%) to 5.09%, and long-term municipal revenue bond yields declined almost 20 basis points to 5.17%, as measured by the Bond Buyer Revenue Bond Index.

Throughout most of 1998, the municipal bond market's performance was impeded by a significant increase in new-issue supply. However, in recent months, the technical position of the tax-exempt market improved. Over the last 12 months, almost $285 billion in new long-term tax-exempt bonds was underwritten, an increase of almost 30% compared to the same period a year ago. As municipal bond yields declined in recent years, it has taken increasingly lower bond yields to generate the cost savings necessary to refinance remaining higher-couponed debt. Consequently, the rate of increases in municipal bond issuance slowed in recent quarters. During the last six months, more than $125 billion in new tax-exempt bonds was issued, an increase of approximately 5% compared to the same period a year ago. During the January 31, 1999 quarter, $63 billion in new long-term municipal bonds was underwritten, representing an increase of 5% compared to the January 31, 1998 quarter.

The pace of tax-exempt issuance continued to slow in 1999. January's monthly issuance was less than $15 billion, representing a decline of almost 25% compared to January 1998's volume. Additionally, investors received more than $22 billion in coupon payments, maturities and proceeds from early redemptions in January. Investors can also expect to receive an additional $15 billion-$18 billion in February for reinvestment. Consequently, investor demand has been strong in recent months, easily matching, if not at times exceeding, available supply. We will monitor this trend closely in the coming months to determine if the supply pressures exerted in 1998 are abating and fostering a more balanced supply/demand environment for 1999. Such an environment should allow the tax-exempt market's performance to more closely mirror that of its taxable counterpart.

Foreign investors have rarely been active investors in the tax-exempt bond market since they are unable to benefit from the inherent tax advantage of municipal securities. Consequently, the municipal bond market has not been able to benefit from the strong flight to quality demand enjoyed by US Treasury securities since late 1997. This inability has in large part resulted in significantly smaller declines in municipal bond yields compared to US Treasury securities. However, this has resulted in the opportunity to purchase tax-exempt securities with yields very close to or, in some instances, exceeding those of comparable US Treasury bonds. By January 31, 1999, long-term tax-exempt bond yields were at 102% of US Treasury securities of comparable maturities, nearly matching the least expensive level of the past year. Municipal bond yield ratios have averaged approximately 95% for the last six months and 92% for all of 1998. During 1997, tax-exempt bond yield ratios averaged 84%. It is likely that the combination of the increase in new-issue volume and the "safe-haven" status of US Treasury securities drove municipal bond yield ratios to their present attractive levels. Should new volume decline and/or foreign financial markets regain stability in 1999, tax-exempt bond yield ratios could quickly return to their more historic levels (85%-88%).

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment into early 1999. However, it is likely that foreign financial markets will again be a critical factor in determining US bond yields. Economic problems in Russia and Brazil remain unresolved, suggesting that additional shocks to the world's financial system are possible. On the other hand, the continued robustness of the US economy has led to some back up in interest rates. However, at present these factors indicate that there is little immediate risk of sustained significant increases in long-term bond yields.

Portfolio Strategy

Throughout the six months ended January 31, 1999, we maintained a constructive investment strategy for MuniEnhanced Fund, Inc. We believed that strong domestic economic growth seen in late 1998 and thus far this year would be offset by a combination of deteriorating global economic conditions and low inflation. Consequently, as 1998 ended, we expected tax-exempt bond yields to trade in a relatively narrow range, with a bias toward lower bond yields. We maintained the Fund's fully invested position in order to seek to enhance shareholder income and participate fully in any market improvement.

Looking ahead, we expect little change in the Fund's existing structure. Current economic fundamentals and a strong domestic economy offset by the lack of significant inflationary pressures suggest that interest rates should remain stable.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
Executive Vice President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Hugh T. Hurley III

Hugh T. Hurley III
Vice President and Portfolio Manager

March 5, 1999


Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by MuniEnhanced Fund, Inc. during its taxable year ended January 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:

--------------------------------------------------------------------------------
 Record               Payable               Ordinary                 Long-Term
  Date                 Date                  Income                Capital Gains
--------------------------------------------------------------------------------
12/23/98             12/30/98               $0.192927               $0.306717*
--------------------------------------------------------------------------------
*The entire distribution is subject to the 20% tax rate.

Please retain this information for your records.


                                     2 & 3

                                       MuniEnhanced Fund, Inc., January 31, 1999

PROXY RESULTS

During the six-month period ended January 31, 1999, MuniEnhanced Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 23, 1998. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------
                                                               Shares Voted       Shares Voted
                                                                    For        Without Authority
------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:       James H. Bodurtha        26,981,306          701,434
                                        Robert R. Martin         26,982,693          700,047
                                        Joseph L. May            26,986,393          696,347
                                        Arthur Zeikel            26,979,227          703,513
------------------------------------------------------------------------------------------------

                                                  Shares Voted     Shares Voted    Shares Voted
                                                       For            Against        Abstain
------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte &
   Touche LLP as the Fund's independent
   auditors for the current fiscal year.            26,939,866        240,103        502,772
------------------------------------------------------------------------------------------------

During the six-month period ended January 31, 1999, MuniEnhanced Fund, Inc. Preferred Stock shareholders (Series A, B, and C) voted on the following proposals. The proposals were approved at a shareholders' meeting on September 23, 1998. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------
                                                               Shares Voted       Shares Voted
                                                                    For        Without Authority
------------------------------------------------------------------------------------------------

1. To elect the Fund's Board of Directors as follows:
    Series A:
      James H. Bodurtha, Herbert I. London, Robert R. Martin,
      Joseph L. May, Andre F. Perold and Arthur Zeikel             1,763              15
    Series B:
      James H. Bodurtha and Andre F. Perold                        1,958               2
      Herbert I. London, Robert R. Martin, Joseph L. May and
      Arthur Zeikel                                                1,884              76
    Series C:
      James H. Bodurtha, Herbert I. London, Robert R. Martin,
      Joseph L. May, Andre F. Perold and Arthur Zeikel             1,434             425
------------------------------------------------------------------------------------------------

                                                  Shares Voted     Shares Voted    Shares Voted
                                                       For            Against        Abstain
------------------------------------------------------------------------------------------------
2. To ratify the selection of
   Deloitte & Touche LLP as the
   Fund's independent auditors
   for the current fiscal year
   as follows:                       Series A         1,779              0              0
                                     Series B         1,958              2              0
                                     Series C         1,738            121              0
------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                         S&P      Moody's    Face                                                                           Value
STATE                  Ratings    Ratings   Amount    Issue                                                               (Note 1a)
==================================================================================================================================
Alabama--0.6%            AAA        Aaa    $ 2,500    Huntsville, Alabama, Health Care Authority, Health Care Facilities
                                                      Revenue Bonds, Series B, 6.625% due 6/01/2004 (d)(e)                $  2,895
==================================================================================================================================
Alaska--2.7%             AAA        Aaa      8,400    Alaska Energy Authority, Power Revenue Refunding Bonds, 5% due
                                                      7/01/2021 (c)                                                          8,212
                         AA+        NR*      5,000    Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Sohio
                                                      Pipeline--British Petroleum Oil), 7.125% due 12/01/2025                5,556
==================================================================================================================================
California--8.2%         AAA        Aaa      5,250    Anaheim, California, Public Financing Authority, Lease Revenue
                                                      Bonds (Public Improvements Project), Senior Series A, 6% due
                                                      9/01/2024 (c)                                                          6,164
                         AAA        Aaa      2,500    California State Public Works Board, Lease Revenue Bonds (Various
                                                      University of California Projects), Series B, 6.625% due
                                                      12/01/2004 (e)                                                         2,943
                         NR*        A1       2,500    Contra Costa County, California, COP, 6.50% due 8/01/2004 (e)          2,895
                         AAA        Aaa      8,235    Los Angeles County, California, Transportation Commission, Sales
                                                      Tax Revenue Refunding Bonds, Series B, 6.50% due 7/01/2015 (b)(e)      8,919
                         AAA        Aaa      1,500    M-S-R Public Power Agency, California, Revenue Bonds (San Juan
                                                      Project), Series E, 6.50% due 7/01/2017 (d)                            1,625
                         AAA        Aaa      1,500    Northern California Transmission Revenue Bonds (California-Oregon
                                                      Transmission Project), Series A, 6.50% due 5/01/2016 (d)               1,648
                         AAA        Aaa      5,000    San Diego County, California, Water Authority, COP, 4.50% due
                                                      5/01/2024 (b)                                                          4,712
                                                      San Diego State University, California, Parking System Revenue
                                                      Bonds, Series A (a):
                         AAA        Aaa      1,730      4.75% due 11/01/2018                                                 1,717
                         AAA        Aaa      2,100      4.75% due 11/01/2023                                                 2,040
                         AAA        Aaa      4,210    San Francisco, California, City and County Airports Commission,
                                                      International Airport Revenue Bonds, AMT, Second Series, Issue 6,
                                                      6.60% due 5/01/2024 (a)                                                4,711
                         AAA        Aaa      2,280    San Francisco, California, City and County Airports Commission,
                                                      International Airport Revenue Refunding Bonds, Second Series,
                                                      Issue 20, 4.50% due 5/01/2017 (d)                                      2,219
                         AAA        Aaa      2,000    Santa Clara County, California, Financing Authority, Lease Revenue
                                                      Bonds (VMC Facility Replacement Project), Series A, 6.75% due
                                                      11/15/2004 (a)(e)                                                      2,365
==================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniEnhanced Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes


                                      4 & 5

                                       MuniEnhanced Fund, Inc., January 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P      Moody's    Face                                                                           Value
STATE                  Ratings    Ratings   Amount    Issue                                                               (Note 1a)
==================================================================================================================================
Colorado--9.4%           AA         Aa2    $ 2,000    Colorado Housing Finance Authority, Refunding (M/F Insured
                                                      Mortgage), Series C-3, 5.65% due 10/01/2015                         $  2,103
                         NR*        Aa2      2,865    Colorado Housing Finance Authority, S/F Program, AMT, Senior
                                                      Series A-1, 7.40% due 11/01/2027                                       3,262
                         NR*        Aa2     16,415    Colorado Springs, Colorado, Utilities Revenue Bonds, RITR, Series
                                                      19, 7.395% due 11/15/2026 (g)                                         17,468
                         NR*        Aaa     12,025    Denver, Colorado, City and County Airport Revenue Bonds, RITR,
                                                      Series 13, 7.22% due 11/01/2023 (g)                                   12,681
                         AAA        Aaa     11,875    Denver, Colorado, City and County Airport Revenue Refunding Bonds,
                                                      AMT, Series A, 5% due 11/15/2025 (c)                                  11,651
                         AAA        Aaa        600    Moffat County, Colorado, COP, Public Safety Project, 5.125% due
                                                      6/01/2023 (a)                                                            607
==================================================================================================================================
Connecticut--1.3%        AA-        A1       2,000    Connecticut State Health and Educational Facilities Authority,
                                                      Revenue Refunding Bonds (Nursing Home Program--AHF/Hartford),
                                                      7.125% due 11/01/2004 (e)                                              2,380
                         AAA        Aaa      3,500    Connecticut State Special Tax Obligation Revenue Bonds, 6.25% due
                                                      10/01/2004 (b)(e)                                                      3,983
==================================================================================================================================
Delaware--0.5%           AAA        Aaa      2,000    Delaware Transportation Authority, Transportation System Revenue
                                                      Bonds, 7% due 7/01/2004 (b)(e)                                         2,353
==================================================================================================================================
Florida--5.2%            AAA        Aaa      5,000    Florida State Board of Education, Public Education Capital
                                                      Outlay, Series B, 4.50% due 6/01/2028 (d)                              4,683
                         AAA        Aaa     10,000    Florida State Turnpike Authority, Turnpike Revenue Bonds
                                                      (Department of Transportation), Series A, 4.50% due 7/01/2027 (b)      9,374
                         AAA        Aaa     12,300    Tampa, Florida, Health System Refunding Bonds (Catholic Health),
                                                      Series A-3, 4.75% due 11/15/2028 (d)                                  11,844
==================================================================================================================================
Georgia--4.6%                                         Georgia Municipal Electric Authority, Power Revenue Refunding
                                                      Bonds:
                         AAA        Aaa      7,725      Series EE, 7% due 1/01/2025 (a)                                     10,146
                         AAA        Aaa      1,000      UT, Series W, 6.60% due 1/01/2018 (d)                                1,228
                         AAA        Aaa      3,500    Metropolitan Atlanta, Georgia, Rapid Transit Authority, Sales Tax
                                                      Revenue Bonds, Second Indenture, Series A, 6.90% due 7/01/2004
                                                      (d)(e)                                                                 4,107
                                                      Municipal Electric Authority, Georgia, Refunding (Project One),
                                                      Sub-Series A:
                         AAA        Aaa      3,000      6.50% due 1/01/2004 (a)(e)                                           3,428
                         AAA        Aaa      5,000      4.50% due 1/01/2019 (d)                                              4,753
==================================================================================================================================
Hawaii--1.3%             AAA        Aaa      6,070    Hawaii State Department of Budget and Finance, Special Purpose
                                                      Mortgage Revenue Bonds (Hawaiian Electric Company), AMT, Series C,
                                                      7.375% due 12/01/2020 (d)                                              6,563
==================================================================================================================================
Illinois--3.9%           AAA        Aaa      2,240    Cook County, Illinois, Chicago Community College District No. 508,
                                                      COP, UT, 8.75% due 1/01/2007 (b)                                       2,936
                         AAA        Aaa      3,000    Illinois Health Facilities Authority, Revenue Refunding Bonds
                                                      (Servantcor Project), Series A, 6.375% due 8/15/2006 (c)(e)            3,477
                         AAA        Aaa     10,115    Regional Transportation Authority Revenue Bonds, Illinois, Series
                                                      A, 7.20% due 11/01/2020 (a)                                           13,173
==================================================================================================================================
Indiana--1.0%                                         Hammond, Indiana, Multi-School Building Corporation, Revenue
                                                      Refunding Bonds (First Mortgage) (d):
                         AAA        Aaa      3,150      5.75% due 1/15/2017                                                  3,400
                         AAA        Aaa      1,360      6.125% due 7/15/2019                                                 1,531
==================================================================================================================================
Kansas--5.4%             AAA        Aaa      5,500    Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                                      Company Project), 7% due 6/01/2031 (d)                                 5,991
                         NR*        Aaa     14,740    Kansas City, Kansas, Utility System Revenue Bonds, RITR, Series 1,
                                                      9.47% due 9/01/2023 (g)                                               18,635
                         AAA        Aaa      2,500    Wamego, Kansas, PCR, Refunding (Kansas Gas and Electric Company
                                                      Project), 7% due 6/01/2031 (d)                                         2,717
==================================================================================================================================
Maine--0.6%              AA         Aa2      2,660    Maine State Housing Authority, Mortgage Purchase Revenue Bonds,
                                                      AMT, Series C-2, 6.875% due 11/15/2023                                 2,897
==================================================================================================================================
Massachusetts--          AAA        Aaa      1,915    Massachusetts State Port Authority Revenue Bonds, AMT, Series A,
6.4%                                                  7.50% due 7/01/2020 (b)                                                2,049
                         AAA        Aaa     25,020    Massachusetts State Turnpike Authority, Western Turnpike Revenue
                                                      Refunding Bonds, Series A, 5.55% due 1/01/2017 (d)                    25,364
                         AAA        Aaa      5,500    Massachusetts State Water Resources Authority, Refunding,
                                                      Series B, 4.50% due 8/01/2022 (c)                                      5,158
==================================================================================================================================
Michigan--2.7%           AAA        Aaa     10,000    Michigan State Building Authority, Revenue Refunding Bonds,
                                                      Series I, 6.25% due 10/01/2020 (d)                                    10,803
                         AAA        Aaa      3,000    Monroe County, Michigan, PCR (Detroit Edison Company Project),
                                                      AMT, Series 1, 7.65% due 9/01/2020 (b)                                 3,231
==================================================================================================================================
Missouri--0.7%           AAA        Aaa      3,000    Kansas City, Missouri, Airport Revenue Improvement Bonds (General
                                                      Projects), Series B, 6.875% due 9/01/2004 (c)(e)                       3,506
==================================================================================================================================
Montana--0.5%            AAA        Aaa      2,185    Forsyth, Montana, PCR, Refunding (Puget Sound Power and Light
                                                      Company), AMT, 7.25% due 8/01/2021 (a)                                 2,395
==================================================================================================================================
Nevada--2.8%             AAA        Aaa      5,760    Clark County, Nevada, Transportation Improvements, GO, Series B,
                                                      4.50% due 12/01/2019 (b)                                               5,447
                         A          A2       5,000    Henderson, Nevada, Health Care Facilities Revenue Bonds (Catholic
                                                      Healthcare West), Series A, 5.375% due 7/01/2026                       5,063
                         AAA        Aaa      3,000    Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                                      Pacific Power), AMT, 6.65% due 6/01/2017 (d)                           3,297
==================================================================================================================================
New Jersey--2.8%         A1+        VMIG1+     800    New Jersey EDA, Natural Gas Facilities Revenue Bonds (NUI
                                                      Corporation Project), VRDN, AMT, Series A, 3.15% due 6/01/2026
                                                      (a)(f)                                                                   800
                         AAA        Aaa      9,000    New Jersey Health Care Facilities Financing Authority, Revenue
                                                      Refunding Bonds (Saint Barnabas Health Center), Series B, 4.75%
                                                      due 7/01/2028 (d)                                                      8,695
                         AAA        Aaa      4,000    New Jersey State Housing and Mortgage Finance Agency Revenue
                                                      Bonds, Home Buyer, AMT, Series K, 6.375% due 10/01/2026                4,298
==================================================================================================================================
New Mexico--1.0%         AAA        NR*      2,715    Rio Rancho, New Mexico, Water and Wastewater System, Revenue
                                                      Refunding Bonds, 4.75% due 5/15/2022 (a)                               2,636
                         AAA        Aaa      2,300    Santa Fe, New Mexico, Water Utility Improvements Revenue Bonds,
                                                      Series A, 6.30% due 6/01/2004 (a)(e)                                   2,589
==================================================================================================================================
New York--14.2%          AAA        VMIG1+   5,800    Long Island Power Authority, New York, Electric System Revenue
                                                      Bonds, VRDN, Sub-Series 7, 3.15% due 4/01/2025 (d)(f)                  5,800
                         AAA        Aaa      6,550    Metropolitan Transportation Authority, New York, Commuter
                                                      Facilities Revenue Refunding Bonds, Series B, 4.75% due
                                                      7/01/2026 (b)                                                          6,335
                         A-         A3       2,000    New York City, New York, GO, Refunding, UT, Series L, 5.75% due
                                                      8/01/2013                                                              2,186
                         AAA        Aaa     15,000    New York City, New York, Municipal Water Finance Authority, Water
                                                      and Sewer System Revenue Bonds, Series A, 4.75% due 6/15/2031 (b)     14,378
                         AAA        Aaa     10,000    New York City, New York, Municipal Water Finance Authority, Water
                                                      and Sewer System Revenue Refunding Bonds, Series D, 4.75% due
                                                      6/15/2025 (d)                                                          9,678


                                      6 & 7

                                       MuniEnhanced Fund, Inc., January 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                         S&P      Moody's    Face                                                                           Value
STATE                  Ratings    Ratings   Amount    Issue                                                               (Note 1a)
==================================================================================================================================
New York                                              New York State Dormitory Authority, Mental Health Service
(concluded)                                           Facilities Improvement Revenue Bonds (a):
                         AAA        Aaa    $ 4,600      Series F, 4.50% due 8/15/2028                                     $  4,287
                         AAA        Aaa      4,000      Series G, 4.50% due 8/15/2018                                        3,805
                         A1+        NR*      3,400    New York State Energy Research and Development Authority, PCR
                                                      (Niagara Power Corporation), VRDN, AMT, Series B, 3.25% due
                                                      7/01/2027 (f)                                                          3,400
                         AAA        Aaa     16,955    Port Authority of New York and New Jersey, Consolidated Revenue
                                                      Bonds, 116th Series, 4.25% due 10/01/2026 (b)                         15,247
                                                      Port Authority of New York and New Jersey, Special Obligation
                                                      Revenue Refunding Bonds (Versatile Structure Obligation Project),
                                                      VRDN (f):
                         NR*        VMIG1+     600      AMT, Series 6, 3.25% due 12/01/2017                                    600
                         A1+        VMIG1+   4,800      Series 2, 3.20% due 5/01/2019                                        4,800
==================================================================================================================================
North Carolina--         AA         Aa3      7,500    North Carolina Medical Care Commission, Health Care Facilities,
1.4%                                                  Revenue Refunding Bonds (Duke University Health Systems),
                                                      Series A, 4.75% due 6/01/2028                                          7,102
==================================================================================================================================
Ohio--1.1%               AAA        Aaa      2,500    North Canton, Ohio, City School District, GO, 6.70% due
                                                      12/01/2004 (a)(e)                                                      2,935
                         AAA        Aaa      2,150    Ohio State Air Quality Development Authority, PCR, Refunding (Ohio
                                                      Edison), Series A, 7.45% due 3/01/2016 (b)                             2,276
==================================================================================================================================
Pennsylvania--5.8%       AAA        Aaa      2,000    Pennsylvania State Higher Education Assistance Agency, Student
                                                      Loan Revenue Bonds, RIB, AMT, Series B, 11.355% due 3/01/2020
                                                      (d)(g)                                                                 2,218
                         AAA        Aaa     23,720    Pennsylvania State Turnpike Commission, Tax Revenue Bonds (Oil
                                                      Franchise), Senior Series A, 4.75% due 12/01/2027 (a)                 22,888
                         AAA        Aaa      5,000    Philadelphia, Pennsylvania, School District, GO, Series A, 4.50%
                                                      due 4/01/2023 (d)                                                      4,671
==================================================================================================================================
South Carolina--         AAA        Aaa      3,650    Charleston County, South Carolina, Refunding (Care Alliance Health
0.7%                                                  Services), Series A, 5% due 8/15/2028 (c)                              3,605
==================================================================================================================================
South Dakota--1.7%       AAA        NR*      7,000    South Dakota State Health and Educational Facilities Authority,
                                                      Revenue Refunding Bonds, Series A, 7.625% due 1/01/2008 (d)(e)         8,742
==================================================================================================================================
Tennessee--2.1%          AAA        Aaa      3,225    Metropolitan Nashville Airport Authority, Tennessee, Airport
                                                      Revenue Refunding Bonds, Series C, 6.60% due 7/01/2015 (b)             3,496
                         AAA        Aaa      5,450    Mount Juliet, Tennessee, Public Buildings Authority Revenue Bonds
                                                      (Madison Suburban Utility District Loan), Series B, 7.80% due
                                                      2/01/2004 (d)(e)                                                       6,925
==================================================================================================================================
Texas--3.9%                                           Bexar, Texas, Metropolitan Water District, Waterworks System
                                                      Revenue Refunding Bonds (c):
                         AAA        NR*      1,135      6.35% due 5/01/2005 (e)                                              1,315
                         AAA        Aaa      1,615      6.35% due 5/01/2025                                                  1,826
                         AAA        VMIG1+     200    Harris County, Texas, Industrial Development Corporation Revenue
                                                      Refunding Bonds (Shell Oil Company Project), VRDN, 3.125% due
                                                      4/01/2027 (f)                                                            200
                         AAA        Aaa      4,700    Houston, Texas, Water and Sewer Systems, Revenue Refunding Bonds,
                                                      Junior Lien, Series C, 6.375% due 12/01/2017 (a)(e)                    5,096
                         AAA        Aaa      8,640    Lower Colorado River Authority, Texas, Revenue Refunding Bonds,
                                                      Junior Lien, Series 7, 4.75% due 1/01/2028 (c)                         8,324
                         BBB        Baa3     2,500    Nueces River Authority, Texas, Refunding (Asarco Inc. Project),
                                                      Series A, 5.60% due 1/01/2027                                          2,448
==================================================================================================================================
Virginia--3.5%           AAA        Aaa      6,000    Loudon County, Virginia, Public Improvements, COP, 6.80% due
                                                      3/01/2014 (c)                                                          6,799
                                                      Virginia State, HDA, Commonwealth Mortgage, AMT:
                         AAA        Aaa      5,000      Series A, Sub-Series A-4, 6.45% due 7/01/2028 (d)                    5,370
                         AA+        Aa1      5,000      Series B, Sub-Series B-3, 6.75% due 7/01/2021                        5,261
==================================================================================================================================
Wisconsin--1.4%          AAA        Aaa      7,500    Wisconsin State Health and Educational Facilities, Revenue
                                                      Refunding Bonds (Marquette University), 4.75% due 6/01/2023 (d)        7,217
==================================================================================================================================
Wyoming--0.7%            A1         VMIG1+   3,400    Sweetwater County, Wyoming, PCR, Refunding (Idaho Power Company
                                                      Project), VRDN, Series C, 3.20% due 7/15/2026 (f)                      3,400
==================================================================================================================================
Puerto Rico--1.4%        A          Baa1     7,500    Puerto Rico Commonwealth, Public Improvement, GO, 4.75% due
                                                      7/01/2023                                                              7,268
==================================================================================================================================
                         Total Investments (Cost--$472,913)--99.5%                                                         501,221

                         Other Assets Less Liabilities--0.5%                                                                 2,382
                                                                                                                          --------
                         Net Assets--100.0%                                                                               $503,603
                                                                                                                          ========
==================================================================================================================================

      (a)   AMBAC Insured.
      (b)   FGIC Insured.
      (c)   FSA Insured.
      (d)   MBIA Insured.
      (e)   Prerefunded.
      (f)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1999.
      (g)   The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1999.
      *     Not Rated.
      +     Highest short-term rating by Moody's Investors Service, Inc.
      Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of January 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa.............................................................     82.0%
AA/Aa...............................................................      9.1
A/A.................................................................      4.1
BBB/Baa.............................................................      0.5
Other+..............................................................      3.8
--------------------------------------------------------------------------------
+ Temporary investments in short-term municipal securities.


                                     8 & 9

                                       MuniEnhanced Fund, Inc., January 31, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                        As of January 31, 1999
===============================================================================================================================
Assets:                 Investments, at value (identified cost--$472,913,010) (Note 1a) .........                  $501,220,988
                        Receivables:
                          Securities sold .......................................................   $ 35,474,797
                          Interest ..............................................................      5,764,649     41,239,446
                                                                                                    ------------
                        Prepaid expenses and other assets .......................................                        21,809
                                                                                                                   ------------
                        Total assets ............................................................                   542,482,243
                                                                                                                   ------------
===============================================================================================================================
Liabilities:            Payables:
                          Securities purchased ..................................................     32,401,881
                          Custodian bank (Note 1f) ..............................................      5,795,364
                          Dividends to shareholders (Note 1e) ...................................        385,372
                          Investment adviser (Note 2) ...........................................        190,903     38,773,520
                                                                                                    ------------
                        Accrued expenses and other liabilities ..................................                       105,719
                                                                                                                   ------------
                        Total liabilities .......................................................                    38,879,239
                                                                                                                   ------------
===============================================================================================================================
Net Assets:             Net assets ..............................................................                  $503,603,004
                                                                                                                   ============
===============================================================================================================================
Capital:                Capital Stock (200,000,000 shares authorized) (Note 4):
                          Preferred Stock, par value $.025 per share (6,000 shares of AMPS*
                          issued and outstanding at $25,000 per share liquidation preference) ...                  $150,000,000
                          Common Stock, par value $.10 per share (29,319,296 shares issued
                          and outstanding) ......................................................   $  2,931,930
                        Paid-in capital in excess of par ........................................    322,789,124
                        Undistributed investment income--net ....................................      3,805,762
                        Accumulated realized capital losses on investments--net .................        (11,466)
                        Accumulated distributions in excess of realized capital gains--net
                        (Note 1e) ...............................................................     (4,220,324)
                        Unrealized appreciation on investments--net .............................     28,307,978
                                                                                                    ------------
                        Total--Equivalent to $12.06 net asset value per share of Common Stock
                        (market price--$12.00) ..................................................                   353,603,004
                                                                                                                   ------------
                        Total capital ...........................................................                  $503,603,004
                                                                                                                   ============
===============================================================================================================================

      *     Auction Market Preferred Stock.

            See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                        For the Year Ended January 31, 1999
===============================================================================================================================
Investment              Interest and amortization of premium and discount earned ................                  $ 28,008,535
Income (Note 1d):
===============================================================================================================================
Expenses:               Investment advisory fees (Note 2) .......................................   $  2,528,913
                        Commission fees (Note 4) ................................................        379,600
                        Transfer agent fees .....................................................         96,373
                        Professional fees .......................................................         88,906
                        Accounting services (Note 2) ............................................         86,374
                        Directors' fees and expenses ............................................         45,647
                        Custodian fees ..........................................................         33,864
                        Listing fees ............................................................         26,950
                        Printing and shareholder reports ........................................         25,476
                        Pricing fees ............................................................         13,401
                        Other ...................................................................         13,466
                                                                                                    ------------
                        Total expenses ..........................................................                     3,338,970
                                                                                                                   ------------
                        Investment income--net ..................................................                    24,669,565
                                                                                                                   ------------
===============================================================================================================================
Realized &              Realized gain on investments--net .......................................                     9,268,459
Unrealized Gain (Loss)  Change in unrealized appreciation on investments--net ...................                    (4,175,125)
On Investments--Net                                                                                                ------------
(Notes 1b, 1d & 3):     Net Increase in Net Assets Resulting from Operations ....................                  $ 29,762,899
                                                                                                                   ============
===============================================================================================================================

            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                          For the Year Ended
                                                                                                              January 31,
                                                                                                    ----------------------------
                        Increase (Decrease) in Net Assets:                                              1999            1998
================================================================================================================================
Operations:             Investment income--net ..................................................   $ 24,669,565    $ 25,560,645
                        Realized gain on investments--net .......................................      9,268,459       9,934,890
                        Change in unrealized appreciation on investments--net ...................     (4,175,125)      8,858,515
                                                                                                    ------------    ------------
                        Net increase in net assets resulting from operations ....................     29,762,899      44,354,050
                                                                                                    ------------    ------------
================================================================================================================================
Dividends &             Investment income--net:
Distributions to          Common Stock ..........................................................    (19,359,816)    (20,605,408)
Shareholders              Preferred Stock .......................................................     (5,149,880)     (5,358,480)
(Note 1e):              Realized gain on investments to Common Stock shareholders--net ..........    (10,288,926)             --
                        In excess of realized gain on investments to Common Stock
                        shareholders--net .......................................................     (4,220,324)             --
                                                                                                    ------------    ------------
                        Net decrease in net assets resulting from dividends and distributions
                        to shareholders .........................................................    (39,018,946)    (25,963,888)
                                                                                                    ------------    ------------
================================================================================================================================
Common Stock            Value of shares issued to Common Stock shareholders in reinvestment
Transactions (Note 4):  of dividends and distributions ..........................................      3,330,627         387,550
                                                                                                    ------------    ------------
================================================================================================================================
Net Assets:             Total increase (decrease) in net assets .................................     (5,925,420)     18,777,712
                        Beginning of year .......................................................    509,528,424     490,750,712
                                                                                                    ------------    ------------
                        End of year* ............................................................   $503,603,004    $509,528,424
                                                                                                    ============    ============
================================================================================================================================
                       *Undistributed investment income--net (Note 1g) ..........................   $  3,805,762    $  3,634,396
                                                                                                    ============    ============
================================================================================================================================

            See Notes to Financial Statements.


                                    10 & 11

                                       MuniEnhanced Fund, Inc., January 31, 1999

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have been
                    derived from information provided in the financial
                    statements.                                                           For the Year Ended January 31,
                                                                              ----------------------------------------------------
                    Increase (Decrease) in Net Asset Value:                     1999+      1998+      1997+      1996+      1995
==================================================================================================================================
Per Share           Net asset value, beginning of year ...................... $  12.38   $  11.75   $  12.40   $  11.17   $  12.99
Operating                                                                     --------   --------   --------   --------   --------
Performance:        Investment income--net ..................................      .85        .88        .90        .92        .96
                    Realized and unrealized gain (loss) on investments--net .      .18        .64       (.54)      1.23      (1.71)
                                                                              --------   --------   --------   --------   --------
                    Total from investment operations ........................     1.03       1.52        .36       2.15       (.75)
                                                                              --------   --------   --------   --------   --------
                    Less dividends and distributions to Common Stock
                    shareholders:
                      Investment income--net ................................     (.67)      (.71)      (.72)      (.72)      (.79)
                      Realized gain on investments--net .....................     (.35)        --         --         --       (.06)
                      In excess of realized gain on investments--net ........     (.15)        --       (.11)        --       (.06)
                                                                              --------   --------   --------   --------   --------
                    Total dividends and distributions to Common Stock
                    shareholders ............................................    (1.17)      (.71)      (.83)      (.72)      (.91)
                                                                              --------   --------   --------   --------   --------
                    Effect of Preferred Stock activity:
                      Investment income--net ................................     (.18)      (.18)      (.18)      (.20)      (.16)
                                                                              --------   --------   --------   --------   --------
                    Total effect of Preferred Stock activity ................     (.18)      (.18)      (.18)      (.20)      (.16)
                                                                              --------   --------   --------   --------   --------
                    Net asset value, end of year ............................ $  12.06   $  12.38   $  11.75   $  12.40   $  11.17
                                                                              ========   ========   ========   ========   ========
                    Market price per share, end of year ..................... $  12.00   $12.4375   $  11.00   $ 11.375   $  10.25
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Total Investment    Based on market price per share .........................     6.36%     20.26%      4.28%     18.67%    (14.88%)
Return:*                                                                      ========   ========   ========   ========   ========
                    Based on net asset value per share ......................     7.38%     12.06%      2.18%     18.71%     (6.27%)
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Ratios to Average   Expenses ................................................      .66%       .67%       .67%       .68%       .69%
Net Assets:**                                                                 ========   ========   ========   ========   ========
                    Investment income--net ..................................     4.88%      5.16%      5.27%      5.42%      5.76%
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Supplemental        Net assets, net of Preferred Stock, end of year
Data:               (in thousands) .......................................... $353,603   $359,528   $340,751   $359,763   $324,122
                                                                              ========   ========   ========   ========   ========
                    Preferred Stock outstanding, end of year (in thousands).. $150,000   $150,000   $150,000   $150,000   $150,000
                                                                              ========   ========   ========   ========   ========
                    Portfolio turnover ......................................   144.46%    128.79%    138.12%    114.30%     60.88%
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Leverage:           Asset coverage per $1,000 ............................... $  3,357   $  3,397   $  3,272   $  3,398   $  3,161
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Dividends Per       Series A--Investment income--net ........................ $    862   $    891   $    860   $    961   $    752
Share on                                                                      ========   ========   ========   ========   ========
Preferred Stock     Series B--Investment income--net ........................ $    868   $    900   $    865   $    959   $    764
Outstanding:                                                                  ========   ========   ========   ========   ========
                    Series C--Investment income--net ........................ $    845   $    889   $    876   $    971   $    755
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================

      *     Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
      **    Do not reflect the effect of dividends to Preferred Stock
            shareholders.
      +     Based on average shares outstanding.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniEnhanced Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MEN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market reflecting the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.


                                    12 & 13

                                       MuniEnhanced Fund, Inc., January 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

(f) Custodian bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from a timing difference of a security transaction settlement.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $11,497 have been reclassified between accumulated net realized capital losses and undistributed net investment income and $31 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 1999 were $711,243,063 and $731,315,979, respectively.

Net realized gains for the year ended January 31, 1999 and net unrealized gains as of January 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                  Realized           Unrealized
                                                    Gains               Gains
--------------------------------------------------------------------------------
Long-term investments ..................         $ 9,268,459         $28,307,978
                                                 -----------         -----------
Total ..................................         $ 9,268,459         $28,307,978
                                                 ===========         ===========
--------------------------------------------------------------------------------

As of January 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $28,307,978, of which $28,380,193 related to appreciated securities and $72,215 related to depreciated securities. The aggregate cost of investments at January 31, 1999 for Federal income tax purposes was $472,913,010.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without the approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended January 31, 1999 and January 31, 1998 increased by 280,120 and 31,406, respectively, as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.025 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend period for each series. The yields in effect at January 31, 1999 were as follows: Series A, 3.09%; Series B, 3.094%; and Series C, 3.00%.

Shares issued and outstanding during the years ended January 31, 1999 and January 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.50%, calculated on the proceeds of each auction. For the year ended January 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received $160,954 as commissions.

5. Subsequent Event:

On February 4, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.056148 per share, payable on February 25, 1999 to shareholders of record as of February 19, 1999.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, MuniEnhanced Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniEnhanced Fund, Inc., as of January 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniEnhanced Fund, Inc. as of January 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
March 11, 1999

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on securities in which the Fund invests, and this could hurt the Fund's investment returns.


                                    14 & 15

Officers and Directors

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Robert R. Martin, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Philip M. Mandel, Secretary

Custodian

State Street Bank and Trust Company
225 Franklin Square
Boston, MA 02110

NYSE Symbol

MEN

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Square
Boston, MA 02110

Preferred Stock:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004

This report, including the financial information herein, is transmitted to the shareholders of MuniEnhanced Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniEnhanced
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #10874--1/99

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